UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2022

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 3300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

This communication relates to the proposed Business Combination (as defined below) between Flame Acquisition Corp., a Delaware corporation (“Flame”), Sable Offshore Corp., a Texas corporation (“Sable”) and Sable Offshore Holdings LLC, a Delaware limited liability company (“Holdco”). In connection with the proposed Business Combination, Flame will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). Flame will also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement will be sent or given to the Flame stockholders and will contain important information about the Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE BUSINESS COMBINATION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (AS DEFINED BELOW). You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.flameacq.com.

Participants in Solicitation

Flame, Sable and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Business Combination and may have direct or indirect interests in the Business Combination. Information about Flame’s directors and executive officers is set forth in Flame’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 4, 2022 (the “Annual Report on Form 10-K”), and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning the SYU Assets (as defined below), Sable’s or Flame’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable’s ability to close the transaction to acquire the SYU Assets and Flame’s ability to close the transaction with Sable. When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are based on Sable’s and Flame’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable and Flame disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Sable and Flame caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable and Flame, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Sable, Flame or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Flame, to obtain financing to complete the Business Combination or to satisfy other conditions to closing the Business Combination; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (e) the ability to recommence production of the SYU Assets and the cost and time required therefor, and production levels once recommenced; (f) commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) Flame’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the Business Combination. While forward-looking statements are based on assumptions and analyses that management of Flame and Sable believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement and other documents filed by Flame from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Flame and Sable assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Flame nor Sable gives any assurance that any of Flame, Sable or the combined company will achieve its expectations.

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On November 2, 2022, Flame Acquisition Corp., a Delaware corporation (“Flame”), entered into an Agreement and Plan of Merger, dated as of November 2, 2022 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), with Sable Offshore Corp., a Texas corporation (“SOC”), and Sable Offshore Holdings, LLC, a Delaware limited liability company and the parent company of SOC (“Holdco” and, together with SOC, “Sable”). James C. Flores serves as Flame’s Chairman, Chief Executive Officer and President, and is also the sole equity owner of Holdco.

The independent members of the board of directors of Flame (the “Flame Board”) approved, and recommended that the Flame Board approve, the Merger Agreement and the transactions contemplated thereby. Subsequently, the Flame Board approved the Merger Agreement and the transactions contemplated thereby. In addition, board of directors of SOC and the sole member of Holdco each approved the Merger Agreement and the transactions contemplated thereby.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) Holdco will merge with and into Flame, with Flame as the surviving company in the merger (the “Holdco Merger”), and (ii) immediately following the effective time of the Holdco Merger, SOC will merge with and into Flame, with Flame as the surviving company in the merger (the “SOC Merger”). The Holdco Merger together with the SOC Merger are referred to as the “Merger,” and the Merger and other transactions contemplated by the Merger Agreement are referred to as the “Business Combination.”

The closing of the Merger is expected to occur on the third business day after the satisfaction or waiver (if legally permissible) of the conditions set forth in the Merger Agreement, except as otherwise mutually agreed by the parties.

In connection with the Business Combination, Flame will change its name to Sable Offshore Corp (“New Sable”). Upon the consummation of the Business Combination, the Flame Board will continue to be composed of four members. The directors of Flame prior to the consummation of the Business Combination will continue to serve as the directors of New Sable following the consummation of the Business Combination.

Business Combination Consideration

At the closing of the Business Combination (the “Closing”), on the terms and subject to the conditions of the Merger Agreement:

•

at the effective time of the Holdco Merger, all of the limited liability company membership interests in Holdco designated as Class A shares (“Holdco Class A shares”) issued and outstanding immediately prior to the effective time of the Holdco Merger, other than the shares described in the bullet point immediately below, will be converted into the right to receive 3,000,000 shares of Class A common stock, par value $0.0001 per share, of Flame (“Flame Class A common stock”);

•	at the effective time of the Holdco Merger, each Holdco Class A share held in treasury or owned by Flame will be canceled and no consideration will be delivered in exchange for those shares; and

•

at the effective time of the SOC Merger, each share of common stock, par value $0.01 per share, of SOC that is issued and outstanding immediately prior to the effective time of the SOC Merger will be canceled and no consideration will be delivered in exchange for those shares.

Founder Shares Conversion

In accordance with the terms and conditions of the Merger Agreement, and pursuant to the Flame certificate of incorporation, immediately prior to the effective time of the Holdco Merger, each share of Class B common stock, par value $0.0001 per share, of Flame, issued and outstanding immediately prior to the effective time of the Holdco Merger will automatically be converted into shares of Flame Class A common stock on a one-for-one basis.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Flame and Sable. Additionally, Sable made representations and warranties to Flame relating to the Sable-EM Purchase Agreement (as defined below) providing that (i) the representations and warranties of the parties to the Sable-EM Purchase Agreement are incorporated by reference in the Merger Agreement; and (ii) Sable has no reason to believe that (x) the conditions precedent to the financing contemplated by the Sable-EM Purchase Agreement and the Term Loan Agreement (as defined below) will not be satisfied on a timely basis, (y) the financing contemplated in the Term Loan Agreement will not be available in order to complete the transactions contemplated by the Sable-EM Purchase Agreement contemporaneously with the Closing or (z) any default or event of default under the Term Loan Agreement will occur upon the closing of the Term Loan Agreement.

The Merger Agreement contains customary covenants, including, among others, (i) covenants with respect to the conduct of the businesses of Flame and Sable prior to the Closing (subject to certain limitations), (ii) covenants providing for Flame and Sable to use commercially reasonable efforts to obtain necessary regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (subject to certain limitations and conditions), (iii) covenants requiring the parties to prepare and mutually agree upon, and a covenant of Flame to file with the SEC, a proxy statement relating to the Business Combination to be distributed to Flame’s stockholders (the “Proxy Statement”), and (iv) covenants requiring each of Flame and Sable not to solicit or negotiate with third parties regarding alternative transactions and to comply with certain related restrictions.

Additionally, Flame has agreed to include in the Proxy Statement a recommendation of the Flame Board to Flame’s stockholders that they approve the proposals included in the Proxy Statement. The Flame Board is entitled to change its recommendation if, at any time prior to obtaining the required approvals of Flame’s stockholders with respect to the Business Combination, the Flame Board determines in good faith after consultation with outside legal counsel, in response to an Intervening Event (as defined below), that the failure of the Flame Board to change such recommendation would be inconsistent with its fiduciary duties under applicable law. For this purpose, an “Intervening Event” refers to any of the following events, facts, developments, circumstances or occurrences occurring after the Merger Agreement was entered into that materially and adversely affects the business, assets, operations or prospects of Sable: (i) the issuance of a final, non-appealable governmental order denying an application filed by Sable or Flame for any material permit that is or may be necessary for the construction, maintenance or operation of the assets to be acquired under the Sable-EM Purchase Agreement, (ii) the issuance by a court of a final, non-appealable order vacating or enjoining the effectiveness of any material permit that is or may be necessary for the construction, maintenance or operation of such assets, or (iii) the passage, enactment, enrollment, adoption, issuance or promulgation of any law that materially inhibits, wholly or partially, the construction, maintenance or operation of such assets.

The Merger Agreement also contains covenants requiring the parties to use their reasonable best efforts to (i) cause the transactions contemplated by the Sable-EM Purchase Agreement to be completed contemporaneously with the Closing, (ii) ensure the availability of the financing contemplated by the Sable-EM Purchase Agreement and the Term Loan Agreement, and to cause the conditions precedent to that financing to be timely satisfied, and (iii) consummate the transactions contemplated by the PIPE Subscription Agreements (as defined below).

Conditions to Each Party’s Obligations

The obligation of each of Flame and Sable to consummate the Merger is subject to certain closing conditions, including (i) the expiration of applicable waiting periods under the HSR Act, (ii) the receipt of required approvals of Flame’s stockholders with respect to the Business Combination, (iii) the preliminary Proxy Statement receiving clearance from the SEC, (iv) the completion (in accordance with the Merger Agreement and the Proxy Statement) of the offer by Flame to redeem shares of Flame common stock pursuant to the redemption rights of Flame public stockholders, (v) Flame having at least $5,000,001 of net tangible assets remaining after giving effect to the redemption of shares of Flame common stock pursuant to the redemption rights of Flame public stockholders and after receipt of the proceeds under the PIPE Subscription Agreements, and (vi) the contemporaneous completion of the transactions contemplated under the Sable-EM Purchase Agreement in accordance with the Merger Agreement and the Sable-EM Purchase Agreement (without waiver, modification or amendment to the Sable-EM Purchase Agreement, except as previously consented to in writing by Flame).

Additionally, the obligation of Flame to consummate the Merger is subject to certain closing conditions, including (i) Flame’s receipt of reasonably satisfactory evidence of the satisfaction of certain conditions precedent under the Sable-EM Purchase Agreement and the receipt by Sable of certain consents and documents, and (ii) Flame’s receipt of a certification from the Bureau of Ocean Energy Management that Flame is qualified to hold offshore oil and gas leases and rights-of-way pursuant to the Outer Continental Shelf Lands Act and applicable regulations. The obligation of Sable to consummate the Merger is subject to certain additional closing conditions, including the approval by the New York Stock Exchange of Flame’s listing application in connection with the Merger.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by mutual written consent of Flame and Sable, (ii) by either Flame or Sable if the Closing has not occurred on or prior to June 30, 2023 (the “Termination Date”), provided that the terminating party or parties cannot terminate the Merger Agreement on this basis if its failure to fulfill an obligation under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur prior to the Termination Date, (iii) by either Flame or Sable if the consummation of the Merger is permanently enjoined, prevented, prohibited or made illegal by the terms of a final, non-appealable governmental order or other law, (iv) by either Flame or Sable if the required approvals of Flame’s stockholders with respect to the Business Combination are not obtained at the special meeting of Flame’s stockholders; or (v) by either Flame or Sable, subject to certain exceptions, if there is any breach of any representation, warranty, covenant, or agreement on the part of the other party or parties such that certain conditions to the obligations of the parties cannot be satisfied, and the breach (or breaches) of such representations, warranties, covenants or agreements is (or are) not cured or cannot be cured within the earlier of (x) 30 days after written notice thereof, and (y) the Termination Date.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than with respect to the parties’ mutual confidentiality covenants and Sable’s agreement to waive claims against the Trust Account, except in the case of Fraud or Willful Breach (as those terms are defined in the Merger Agreement) of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement filed with this report.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in part by the disclosure schedules of Flame and Sable, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Flame’s management does not believe that the disclosure schedules contain information that is material to an investment decision.

Additionally, the representations and warranties of the parties to the Merger Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, no person should rely on the representations and warranties in the Merger Agreement or the summaries thereof in this Current Report on Form 8-K as characterizations of the actual state of facts about Flame, Sable or any other matter.

PIPE Subscription Agreements

In connection the Business Combination, Holdco entered into subscription agreements (the “Sable PIPE Subscription Agreements”) with certain investors (such investors, the “Sable PIPE Investors”), pursuant to which the Sable PIPE Investors agreed to purchase, in the aggregate, 7,150,000 limited liability company membership interests in Holdco designated as Class B shares at $10.00 per share, for an aggregate commitment amount of approximately $71,500,000 (the “Sable PIPE Investment”).

The Sable PIPE Subscription Agreements provide that, in the event the Merger is consummated, the Sable PIPE Investors will be deemed to have subscribed for and will purchase Flame Class A common stock at the same price per share and, by operation of law pursuant to the Merger, Flame will have succeeded to Holdco’s obligations under the Sable PIPE Subscription Agreements. The Sable PIPE Subscription Agreements provide that, if the Merger is consummated, Flame must file a registration statement within 30 calendar days after consummation of the Merger registering the resale of the shares of Flame Class A common stock issued to the Sable PIPE Investors, and Flame must use its commercially reasonable efforts to have the registration statement declared effective by the SEC by the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies Flame that it will review the registration statement) following the closing of the Merger and (ii) the 10th business day after the date Flame is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review. Flame thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective.

The closings under the Sable PIPE Subscription Agreements are expected to occur substantially concurrently with the consummation of the transactions contemplated by the Sable-EM Purchase Agreement and are conditioned thereon, as well as on other customary closing conditions. The Sable PIPE Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Sable-EM Purchase Agreement in accordance with its terms and (ii) July 31, 2023, if the closing has not occurred by such date.

The shares of Flame Class A common stock to be issued pursuant to the PIPE Subscription Agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Flame intends to pursue additional private placement subscriptions under substantially similar subscription agreements (with revisions to reflect that Flame is entering into such subscription agreements and the subscribers will be subscribing for Flame Class A common stock directly) prior to the Closing (the “Flame PIPE Subscription Agreements”), provided that such additional subscriptions, together with the Sable PIPE Investment, will not exceed $400 million. The Sable PIPE Subscription Agreements and the Flame PIPE Subscription Agreements are referred to collectively as the “PIPE Subscription Agreements,” and the Sable PIPE Investors and any investors who enter into Flame PIPE Subscription Agreements are refereed to collectively as the “PIPE Investors.” A copy of the form Sable PIPE Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sable PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form Sable PIPE Subscription Agreement filed with this report.

Registration Rights Agreement

The Merger Agreement provides that, at the Closing, the holders of Holdco Class A shares immediately prior to the effective time of the Holdco Merger will enter into a registration rights agreement with Flame (the “Registration Rights Agreement”) pursuant to which the holders will be granted certain registration rights with respect to the Flame Class A common stock to be received as consideration in the Merger.

Pursuant to the Registration Rights Agreement, Flame will agree to file a registration statement within 30 calendar after the consummation of the Merger registering the resale of the registrable securities under the Registration Rights Agreement, and Flame must use its commercially reasonable efforts to have the registration statement declared effective by the SEC by the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies Flame that it will review the registration statement) following the closing of the Merger and (ii) the 10th business day after the date Flame is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review. Flame thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective. At any time the registration statement is effective, any holder signatory to the Registration Rights Agreement may request, one time in any 12-month period, to sell all or a portion of its securities that are registrable in an underwritten offering pursuant to the registration statement for a total offering price reasonably expected to exceed, in the aggregate, $25 million. In addition, the holders will have certain “piggyback” registration rights with respect to registrations initiated by Flame and other Flame stockholders. Flame will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement, subject to limited exceptions.

Pursuant to the Registration Rights Agreement, the holders of Holdco Class A shares immediately prior to the effective time of the Holdco Merger, subject to limited exceptions, will agree to a lock-up on their shares of Flame Class A common stock, pursuant to which such parties will agree to not transfer shares of Flame Class A common stock held by such parties for a period of three years following the Closing.

A copy of the form Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form Registration Rights Agreement filed with this report.

Advisors

Petrie Partners Securities, LLC is serving as financial advisor to the board of directors of Flame. Cowen and Company, LLC (“Cowen”), Intrepid Partners, LLC (“Intrepid”) and Jefferies LLC (“Jefferies”) are serving as joint financial advisors to Sable in connection with the transactions contemplated by the Sable-EM Purchase Agreement and the Business Combination. Cowen, Intrepid and Jefferies are serving as joint placement agents in connection with the Sable PIPE Investment.

Latham & Watkins LLP is serving as legal counsel to Flame. Bracewell LLP is serving as legal counsel to Sable. Kirkland & Ellis LLP is serving as legal counsel to Cowen, Intrepid and Jefferies.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Merger Agreement and the PIPE Subscription Agreements is incorporated by reference herein. The shares of Flame Class A common stock to be issued (i) in exchange for Holdco Class A shares pursuant to the Merger Agreement and (ii) pursuant to the PIPE Subscription Agreements, in each case, will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On November 2, 2022, Flame and Sable issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Flame and Sable have prepared for use in presentations to the PIPE Investors and other persons with respect to the transactions contemplated by the Merger Agreement.

The statements under this Item 7.01 and Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events

Sable-EM Purchase Agreement and Term Loan Agreement

On November 1, 2022, SOC entered into a Purchase and Sale Agreement (the “Sable-EM Purchase Agreement”) pursuant to which SOC agreed to acquire from Exxon Mobil Corporation (“Exxon”) and Mobil Pacific Pipeline Company (“MPPC,” and together with Exxon, “EM”), certain assets constituting the Santa Ynez field in Federal waters offshore California and associated onshore processing and pipeline assets (such “Assets,” as defined in the Sable-EM Purchase Agreement, the “SYU Assets”). The SYU Assets include certain pipeline facilities, equipment, contracts, permits and related real property and easements acquired by EM and its subsidiary pursuant to an Asset Purchase and Sale Agreement, dated October 10, 2022 (the “EM-Plains Purchase Agreement”), by and between MPPC and Plains Pipeline L.P.

The transactions contemplated by the Sable-EM Purchase Agreement will be effective as of January 1, 2022 at 12:00:01 a.m. (Houston time) (the “Sable-EM Effective Time”). The aggregate consideration for the SYU Assets is $625 million (the “Sable-EM Purchase Price”), and 3% of the Sable-EM Purchase Price is required to be paid to EM at the closing as a down payment (the “Sable-EM Down Payment”). The Sable-EM Purchase Price is subject to certain other customary adjustments, including property expenses, proceeds and revenues, the value of all hydrocarbons in storage, property taxes, imbalances, overhead costs, materials and supply inventory values, title benefits, title defects, environmental defects, certain plugging and decommissioning of facilities, excluded assets, and casualty loss amounts. At the closing under the Sable-EM Purchase Agreement, SOC will also enter into a five-year secured term loan with Exxon (the “Term Loan Agreement”), which provides that SOC will pay to Exxon, on or before the payment due date, the principal amount of the Sable-EM Purchase Price, less the Sable-EM Down Payment, plus upward adjustments for (i) certain inventory and (ii) in the case that all governmental approvals necessary to begin installation of valves on certain pipelines have been obtained on or prior to the date of the closing of the transactions contemplated by the Sable-EM Purchase Agreement, an additional $75 million.

The closing of the transactions contemplated by the Sable-EM Purchase Agreement is scheduled to take place on February 1, 2023 (the “Sable-EM Scheduled Closing Date”), unless one or more of the conditions to closing described in the Sable-EM Purchase Agreement have not been satisfied as of the Sable-EM Scheduled Closing Date, in which case the closing will be held three business days after all such conditions have been satisfied or waived, or such other date as the parties may mutually agree in writing, but in no event later than June 30, 2023. Each of SOC’s and EM’s obligation to consummate the transactions contemplated by the Sable-EM Purchase Agreement is conditioned on, among other conditions, the Business Combination having been consummated or being consummated concurrently with the closing under the Sable-EM Purchase Agreement.

Upon the consummation of the Business Combination, and by virtue of the Merger, Flame will succeed by operation of law to all of the rights, privileges, liabilities and obligations of SOC under the Sable-EM Purchase Agreement and the Term Loan Agreement, including any rights, privileges, liabilities and obligations of EM under the EM-Plains Purchase Agreement which are acquired or assumed by SOC pursuant to the Sable-EM Purchase Agreement.

Copies of the Sable-EM Purchase Agreement, the Term Loan Agreement and the EM-Plains Purchase Agreement will be filed with the SEC prior to the distribution of the Proxy Statement to Flame’s shareholders, and the foregoing description of such agreements is qualified in its entirety by those agreements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

2.1†	Agreement and Plan of Merger, dated November 2, 2022, by and among Flame Acquisition Corp., Sable Offshore Corp. and Sable Offshore Holdings LLC.

10.1*	Form of Subscription Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Press Release, dated November 2, 2022.

99.2	Investor Presentation, dated November 2, 2022.

104	Cover page Interactive data file (embedded within the inline XBRL document).

†

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flame Acquisition Corp.

Date: November 2, 2022	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Chief Financial Officer and Secretary